CNB CORPORATION

and

THE CONWAY NATIONAL BANK

 FINANCIAL REPORT

DECEMBER 31, 2008

www.conwaynationalbank.com

TO OUR SHAREHOLDERS AND FRIENDS:

The 2008 operating year proved to be an especially difficult period for the banking industry.  At present, our recessionary economy, the significant decline in real estate markets, and several financial institution, thrift, and investment bank failures have been met with unprecedented and historical measures undertaken by Congress, the Administration, the Board of Governors of the Federal Reserve, and the Federal Deposit Insurance Corporation (FDIC).  Throughout these difficulties, Conway National has experienced solid financial performance.

Although earnings declined for 2008 compared to 2007 and historical returns, Conway National performed very well in comparison to peer banks and to other banks operating within our market.    Net income for the year ended December 31, 2008 totaled $8,957,000, down 7.9% from $9,720,000 earned for 2007.  On a per share basis, earnings declined 5.1% from $11.29 in 2007 to $10.71 in 2008.  Total assets grew to $874.6 million at December 31, 2008, with capital at $83.5 million.

As of December 31, 2008, total assets were $874,625,000, an increase of 1.0% over December 31, 2007; total deposits amounted to $679,220,000, a decrease of 1.9% over the previous year; loans totaled $598,281,000, an increase of 4.3% from 2007; and investment securities were $206,960,000, a decrease of 4.2% from the prior year. Total federal funds purchased and securities sold under agreement to repurchase were $67,415,000 at December 31, 2008 as compared to $60,936,000 at December 31, 2007, an increase of 10.6%.  Stockholders' equity totaled $83,526,000 at December 31, 2008, resulting in a book value of $100.69 per share.

Net income for the year ended December 31, 2008 of $8,957,000 represents an annualized return on average assets of 1.04% and an annualized return on average stockholders' equity of 10.65%, which compare very favorably to peer and industry performances but are lower than historical returns experienced by the Bank.  Bank earnings are primarily the result of the Bank's net interest income, which increased 3.2% from $30,897,000 for the year ended December 31, 2007 to $31,898,000 for the year ended December 31, 2008.  Other factors which affect earnings include the provision for possible loan losses, other expense, and other income. The provision for possible loan losses increased significantly, 121.2%, from $1,145,000 for 2007 to $2,533,000 for 2008.  The allowance for loan losses, as a percentage of net loans, was increased to 1.20% at December 31, 2008 as compared to 1.15% at December 31, 2007.  Noninterest expenses increased 5.0% from $22,019,000 to $23,109,000 from 2007 to 2008; and noninterest income increased 2.7% from $7,002,000 to $7,189,000 from 2007 to 2008.  Noninterest expense increased overall due to additional staffing, increased compensation, increased health care costs, increased FDIC insurance premiums, and a decline in deferred loan costs.  Noninterest income increased due to increased service charge income on deposit accounts.

Local economic activity declined dramatically throughout 2008, resulting, in part, in an increase in loan losses, which continue to remain well manageable.  Additionally, the Bank has addressed significant declines in market interest rates, which generally negatively impact earnings.  Market interest rates presently stand at historical lows.  Also during 2008, the U.S. Congress, to address growing financial concerns, passed the Emergency Economic Stabilization Act.  This Act created the Troubled Asset Relief Program, commonly referred to as the TARP.  The TARP provides, among other measures, for the purchase of troubled assets, for the insurance for troubled assets, and for direct investment by the U.S. Federal Government in financial institutions through the purchase of preferred stock.  Conway National has not made any application for consideration under the TARP as the Bank has no need for such assistance.  Other negative features include the costs involved and contractual terms associated with the program.

Throughout this difficult period, Conway National has continued firm and strong, maintaining a healthy liquidity position, above average profitability, and a substantial capital position.  Conway National did opt to participate in a portion of the FDIC's Temporary Liquidity Guarantee Program.  This being the Transaction Account Guarantee Program, which provides unlimited deposit insurance for transaction accounts, as defined under the program.  Our participation in this program has been well received by the Bank's customers.

As our area and our country continue to weather this economic downturn into 2009, Conway National will remain steadfast to its conservative and prudent banking practices; and, as always, we are very appreciative of your continued support.  We look forward to the future and continuing to build your bank steeped in our traditions of exceptional customer service, trust, and dedication to all of the communities we serve.

W. Jennings Duncan, President
CNB Corporation and The Conway National Bank

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED BALANCE SHEET (Unaudited)

ASSETS:	Dec. 31, 2008	Dec. 31, 2007
Cash and due from banks..................................................	$ 19,259,000	$ 20,941,000
Investment securities:
Obligations of United States government sponsored enterprises..................................................	175,684,000	186,154,000
Obligations of states and political subdivisions..................	27,520,000	26,978,000
Other securities...............................................................	3,756,000	3,009,000
Total investment securities......................................	206,960,000	216,141,000
Federal funds sold and securities purchased under agreement to resell..........................................................	21,000,000	26,000,000
Loans................................................................................	598,281,000	573,751,000
Less allowance for loan losses.........................................	(7,091,000)	(6,507,000)
Net loans...............................................................	591,190,000	567,244,000
Bank premises and equipment............................................	23,403,000	22,928,000
Other assets.......................................................................	12,813,000	12,384,000
Total assets............................................................	$874,625,000	$865,638,000

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
Deposits:
Noninterest-bearing......................................................	$100,560,000	$112,450,000
Interest-bearing.............................................................	578,660,000	579,839,000
Total deposits........................................................	679,220,000	692,289,000

Federal funds purchased and securities sold under agreement to repurchase...............................................	67,415,000	60,936,000
Other short-term borrowings..............................................	33,792,000	17,377,000
Other liabilities...................................................................	10,672,000	12,924,000
Total Liabilities.......................................................	791,099,000	783,526,000

Stockholders' Equity:
Common stock, par value $10.00 per share: Authorized 1,500,000; issued 829,518 in 2008 and 852,106 in 2007....................................................	8,295,000	8,521,000
Capital in excess of par value of stock.............................	50,085,000	53,519,000
Retained earnings............................................................	23,648,000	19,047,000
Accumulated other comprehensive income.......................	1,498,000	1,025,000
Total stockholders' equity.......................................	83,526,000	82,112,000
Total liabilities and stockholders' equity...................	$874,625,000	$865,638,000

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED STATEMENT OF INCOME (Unaudited)
	Twelve Months Ended
INTEREST INCOME	Dec. 30, 2008	Dec. 30, 2007
Interest and fees on loans.....................................................	$ 40,431,000	$ 43,878,000
Interest on investment securities:
Taxable investment securities.............................................	7,916,000	7,313,000
Nontaxable investment securities......................................	1,080,000	901,000
Other securities.................................................................	111,000	128,000
Interest on federal funds sold and securities purchased under agreement to resell..................................	581,000	1,536,000
Total interest income................................................	50,119,000	53,756,000

INTEREST EXPENSE:
Interest on deposits	16,538,000	19,977,000
Interest on federal funds purchased and securities sold under agreement to repurchase ..................................	1,421,000	2,800,000
Interest on other short-term borrowings................................	262,000	82,000
Total interest expense...............................................	18,221,000	22,859,000
Net interest income..............................................................	31,898,000	30,897,000
Provision for loan losses.......................................................	2,533,000	1,145,000
Net interest income after provision for loan losses.................	29,365,000	29,752,000
Noninterest income:
Service charges on deposit accounts.................................	3,810,000	3,621,000
Gains on securities............................................................	0	9,000
Other operating income.....................................................	3,379,000	3,372,000
Total noninterest income...........................................	7,189,000	7,002,000
Noninterest expenses:
Salaries and employee benefits..........................................	14,865,000	14,044,000
Occupancy expense..........................................................	3,048,000	3,338,000
Other operating expenses..................................................	5,196,000	4,637,000
Total noninterest expenses.........................................	23,109,000	22,019,000
Income before income taxes.................................................	13,445,000	14,735,000
Income tax provision ...........................................................	4,488,000	5,015,000
Net income..........................................................................	$ 8,957,000	$ 9,720,000

Per share:

Net income per weighted average shares outstanding............	$ 10.71	$ 11.29

Cash dividend paid per share................................................	$ 5.25	$ 5.25

Book value per actual number of shares outstanding..............	$ 100.69	$ 96.36

Weighted average number of shares outstanding...................	836,283	852,106

Actual number of shares outstanding.....................................	829,518	859,617

Member Federal Reserve System - Member FDIC

CNB CORPORATION BOARD OF DIRECTORS
Harold G. Cushman, Jr., Chairman
James W. Barnette, Jr.	William O. Marsh
William R. Benson	George F. Sasser
Harold G. Cushman, III	Lynn G. Stevens
W. Jennings Duncan	John C. Thompson
Edward T. Kelaher

CONWAY NATIONAL BANK OFFICERS

W. Jennings Duncan	President
L. Ford Sanders, II	Executive Vice President
William R. Benson	Senior Vice President
Marion E. Freeman, Jr.	Senior Vice President
Phillip H. Thomas	Senior Vice President
M. Terry Hyman	Senior Vice President
Raymond Meeks	Vice President
A. Mitchell Godwin	Vice President
Jackie C. Stevens	Vice President
Betty M. Graham	Vice President
F. Timothy Howell	Vice President
E. Wayne Suggs	Vice President
Janice C. Simmons	Vice President
Patricia C. Catoe	Vice President
W. Michael Altman	Vice President
Boyd W. Gainey, Jr.	Vice President
William Carl Purvis	Vice President
Bryan T. Huggins	Vice President
Virginia B. Hucks	Vice President
W. Page Ambrose	Vice President
L. Ray Wells	Vice President
L. Kay Benton	Vice President
Richard A. Cox	Vice President
Gail S. Sansbury	Vice President
Roger L. Sweatt	Assistant Vice President
Timothy L. Phillips	Assistant Vice President
Helen A. Johnson	Assistant Vice President
Elaine H. Hughes	Assistant Vice President
Gwynn D. Branton	Assistant Vice President
Tammy S. Scarberry	Assistant Vice President
D. Scott Hucks	Assistant Vice President
Carlis L. Causey	Assistant Vice President
Jeffrey P. Singleton	Assistant Vice President
C. Joseph Cunningham	Assistant Vice President
Sherry S. Sawyer	Banking Officer
Rebecca G. Singleton	Banking Officer
Josephine C. Fogle	Banking Officer
Debra B. Johnston	Banking Officer
Freeman R. Holmes, Jr.	Banking Officer
Doris B. Gasque	Banking Officer
Jennie L. Hyman	Banking Officer
Marsha S. Jordan	Banking Officer
Sylvia G. Dorman	Banking Officer
Marcie T. Shannon	Banking Officer
Caroline P. Juretic	Banking Officer
Sheila A. Graham	Banking Officer
John H. Sawyer, Jr.	Banking Officer
Nicole Scalise	Banking Officer
Janet F. Carter	Banking Officer
Dawn L. DePencier	Banking Officer
Steven D. Martin	Banking Officer
Carol M. Butler	Banking Officer
W. Eugene Gore, Jr.	Banking Officer
James P. Jordan, III	Banking Officer
John M. Proctor	Banking Officer
Whitney H. Hughes	Banking Officer
Bonita H. Smalls	Banking Officer